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                                                                 Exhibit 7(C)(2)

                            LIBERTY MEDIA CORPORATION

                            (a Delaware corporation)

                                  $237,800,000


                          7-3/4% Senior Notes due 2009



                             UNDERWRITING AGREEMENT

                                                                December 3, 2001


Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
TD Securities (USA) Inc.
J.P. Morgan Securities Inc

c/o   Credit Suisse First Boston Corporation
      Eleven Madison Avenue
      New York, N.Y. 10010-3629

Ladies and Gentlemen:

      Liberty Media Corporation, a Delaware corporation (the "Company"), confirms its agreement with Credit Suisse First Boston Corporation (the "Lead Underwriter"), Salomon Smith Barney Inc. ("SSB"), TD Securities (USA) Inc. ("TD") and J.P. Morgan Securities Inc. ("JPM," and together with the Lead Underwriter, SSB and TD, the "Underwriters") with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in Schedule A hereto of $237,800,000 aggregate principal amount of the Company's 7-3/4% Senior Notes due 2009 (the "Notes"). The Notes are to be issued pursuant to the indenture dated as of July 7, 1999 between the Company and The Bank of New York, as trustee (the "Trustee"), as supplemented by the eighth supplemental indenture, dated as of December 3, 2001, between the Company and the Trustee (collectively, the "Indenture"). Notes issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)), among the Company, the Trustee and DTC.

      The Company understands that the Underwriters propose to make a public offering of the Notes as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

      The Company has filed with the Securities and Exchange Commission (the "Commission"), in accordance with the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Act"), a shelf registration statement on Form S-3 (File No. 333-66034), including a prospectus relating to debt
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and equity securities of the Company issuable from time to time in one or more series, including the Notes, which has become effective under the Act. The Company will promptly file with the Commission a prospectus supplement specifically relating to the offering of the Notes pursuant to Rule 424 under the Act (the "Prospectus Supplement"). As used in this Agreement, the term "Registration Statement" means such registration statement, including exhibits and financial statements and schedules and documents incorporated by reference therein, as amended or supplemented to the date hereof. The term "Base Prospectus" means the prospectus, dated August 16, 2001, filed with the Registration Statement on August 16, 2001. The term "Prospectus" means the Base Prospectus together with the Prospectus Supplement. Any reference herein to the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Prospectus, and any reference herein to any amendment or supplement to the Prospectus, except the reference in the second sentence of Section 3(a)(ii), shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference therein.

      Section 1. Representations and Warranties by the Company. The Company represents and warrants to each Underwriter and agrees with each Underwriter, as follows:

      (a) Registration Statement; Indenture. The Company meets the requirements for use of Form S-3 under the Act. The Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission. The Registration Statement, when declared effective by the Commission, complied in all material respects with the requirements of the Act; the Base Prospectus when filed with the Commission complied in all material respects with the requirements of the Act; and the Prospectus Supplement when filed with the Commission will comply in all material respects with the requirements of the Act. As of the Closing Time, the Registration Statement and the Prospectus will comply in all material respects with the requirements of the Act, and the Indenture will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Trust Indenture Act"). The Registration Statement, when declared effective by the Commission, did not, and as of the Closing Time, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this representation, warranty and agreement shall not apply to (i) statements in or omissions from the Prospectus Supplement made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use therein or (ii) that part of the Registration Statement which consists of the Statements of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of the Trustee. The Prospectus, at the date thereof, did not, and, at the Closing
Time, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that this representation, warranty and agreement shall not apply to statements in or omissions from the Prospectus Supplement made in reliance upon and in conformity with information furnished to the Company


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in writing by or on behalf of any Underwriter expressly for use therein. The documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and further documents so filed and incorporated by reference will, when they are filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, none of such documents, when filed, when read together with the information in the Prospectus, at the time the Registration Statement became effective, at the date of the Prospectus and at the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary (a) in the case of the Registration Statement, to make the statements therein not misleading, or
(b) in the case of the Prospectus, in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

      (b) Description of the Notes and Indenture. The Notes and the Indenture conform in all material respects to the respective descriptions thereof contained in the Prospectus and will be in substantially the respective forms filed with or incorporated by reference into, as the case may be, the Registration Statement.

      (c) Independent Accountants. The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement are independent public accountants with respect to the Company within the meaning of Regulation S-X under the Act.

      (d) Financial Statements. The consolidated financial statements, together with related schedules and notes, set forth or incorporated by reference in the Prospectus and the Registration Statement, comply as to form in all material respects with the requirements of the Act and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries at the respective dates indicated and the results of their respective operations and their respective cash flows for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods (except as otherwise noted therein and subject, in the case of unaudited interim financial statements, to normal year-end adjustments).

      (e) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein, there has been no material adverse change in the condition, financial or otherwise, or in the results of operations or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), other than changes relating to the economy in general or the Company's industry in general and not specifically relating to the Company.


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      (f) Good Standing. The Company and each of its subsidiaries listed on
Schedule B hereto (each a "Designated Subsidiary") have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect, and each has all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses as described in the Prospectus, and the Company has the corporate power and authority to enter into and perform its obligations under this Agreement.

      (g) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

      (h) Authorization of the Indenture. The Indenture has been duly authorized, executed and delivered by the Company and, when executed and delivered by the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) (the "Bankruptcy Exceptions").

      (i) Authorization of the Notes. The Notes have been duly authorized and executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

      (j) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement, the Indenture and the Notes and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Prospectus and the consummation of the transactions contemplated herein and in the Prospectus (including the issuance and sale of the Notes and the use of the proceeds from the sale of the Notes as described in the Prospectus Supplement under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the


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giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

      (k) Absence of Proceedings. Except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company or any of its subsidiaries or the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder or thereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

      (l) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Notes hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of the Indenture by the Company, except such as have been already obtained.

      (m) Investment Company Act. The Company is not, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus Supplement will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

      Section 2. Sale and Delivery to Underwriters; Closing.

      (a) Notes. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby sells to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, hereby


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purchases from the Company, for the purchase price set forth in Schedule C hereto, the aggregate principal amount of Notes set forth in Schedule A hereto opposite the name of such Underwriter.

      (b) Payment. Payment of the purchase price for and delivery of the Notes are being made at the office of Baker Botts L.L.P., 599 Lexington Avenue, New York, New York concurrently with the execution of this Agreement by the Underwriters and the Company (such time of payment and delivery being herein called the "Closing Time").

      Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company in accordance with the direction procedures agreed to by the Company and the Underwriters, against delivery to The Bank of New York, as custodian, of a single global certificate representing, in the aggregate, the Notes being purchased by the Underwriters (the "Global Note"). It is understood that each Underwriter has authorized certain of its representatives holding accounts with DTC, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Notes which it has agreed to purchase.

      (c) Transaction Fee. The Company, at the Closing Time, shall pay a transaction fee to each Underwriter equal to 0.625% of the aggregate principal amount of Notes set forth on Schedule A hereto opposite the name of such Underwriter.

      (d) Global Note; Registration. The Notes shall be registered in the form of a single global Note in the name of Cede & Co. as nominee of DTC.

      Section 3. Covenants.

      (a) Covenants of the Company. The Company covenants with each Underwriter as follows:

            (i) Registration Statement; Prospectus. The Company, as promptly as possible, will furnish to each Underwriter, without charge, one conformed copy of the Registration Statement, including all documents incorporated by reference therein, and will deliver to each Underwriter such number of copies of the Prospectus as such Underwriter may reasonably request. The Company will notify each Underwriter, for so long as it owns any Notes, promptly (A) of the effectiveness of any amendment to the Registration Statement and of the filing of any supplement to the Prospectus, (B) of any comments of the Commission regarding the Registration Statement or the Prospectus or of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for offer and sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or suspending the qualification of the Notes for offer or sale in any


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      jurisdiction, and if any such order is issued, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

            (ii) Notice and Effect of Material Events; Amendment of Prospectus. The Company will immediately notify each Underwriter, for so long as it owns any Notes, and confirm such notice in writing, of (A) any filing made by the Company of information relating to the offering of the Notes with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (B) at any time during the Distribution Period (as defined below), any material changes in or affecting the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise which (x) make any statement in the Prospectus false or misleading or (y) are not disclosed in the Prospectus. The Company will advise each Underwriter, for so long as it owns any Notes, promptly of any proposal to amend or supplement the Prospectus with respect to the Notes and will not effect any such amendment or supplement without the consent of each such Underwriter, which shall not be unreasonably withheld. Notwithstanding the foregoing, if during the period of time that the Prospectus is required by law to be delivered any event shall occur which in the judgment of the Company should be set forth (or incorporated by reference) in the Prospectus in order to make the statements therein, in light of the circumstances under which the Prospectus is delivered to a subsequent purchaser, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will promptly prepare and duly file with the Commission an appropriate supplement or amendment thereto, and promptly file all reports and any definitive proxy statement or information statement required to be filed by the Company with the Commission pursuant to Section 13 or 14 of the Exchange Act subsequent to the date of the Prospectus, and will deliver to each Underwriter, without charge, such number of copies thereof as such Underwriter may reasonably request. If during such period of time, any event shall occur which in the reasonable judgment of any Underwriter or counsel to the Underwriters should be so set forth (or incorporated by reference) in the Prospectus, or which in the reasonable judgment of any Underwriter makes it necessary to so supplement or amend the Prospectus, the Company promptly will file with the Commission a supplement or an amendment to the Prospectus or a report pursuant to Section 13 or 14 of the Exchange Act. Until the end of the Distribution Period, the Company shall cause the Registration Statement and the Prospectus (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The term "Distribution Period" shall mean the period beginning on the date hereof and ending on the earlier to occur of (A) the day on which the Underwriters have completed their distribution of the Notes and
      (B) 90 days following the date hereof; provided, however, that the Distribution Period shall be extended for a period of time equal to the aggregate Black-Out Periods.

            (iii) Black-Out Periods. Notwithstanding anything to the contrary contained herein, if at any time following the date hereof and until the end of the Distribution


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      Period, the Company determines, in its reasonable business judgment, that the Registration Statement and the distribution of the Notes pursuant thereto could interfere with or otherwise adversely affect any financing, acquisition, corporate reorganization, or other material transaction or development involving the Company, or require the Company to disclose matters that otherwise would not be required to be disclosed at such time, then the Company may require the suspension by the Underwriters, for a period of up to 72 consecutive hours, of the distribution of Notes by giving written notice to the Underwriters. Any such notice need not specify the reasons for such suspension. Any such suspension shall continue until the earlier to occur of the expiration of such 72-hour period and the determination of the Company, notice of which is given to the Underwriters, that such registration and offering would no longer have an effect described in the first sentence of this paragraph (each such suspension period, a "Black-Out Period"). The Company may not require the suspension by the Underwriters of the distribution of Notes pursuant to this paragraph (A) during the first 30 days following the date hereof and
      (B) for more than 72 hours during any consecutive 30 day period. Each Underwriter shall promptly inform the Company upon the completion of its distribution of the Notes.

            (iv) Rating of Securities. The Company shall take all reasonable action necessary to enable Standard & Poors, a division of The McGraw Hill Companies, Inc. ("S&P"), and Moody's Investors Service Inc. ("Moody's") to provide their respective credit ratings of the Notes.

            (v) DTC. The Company will cooperate with the Underwriters and their representatives and use commercially reasonable efforts to permit the Notes to be eligible for clearance and settlement through the facilities of DTC.

            (vi) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Notes in the manner specified in the Prospectus Supplement under "Use of Proceeds".

            (vii) Blue Sky Qualifications. The Company will use commercially reasonable efforts, in cooperation with the Underwriters, to register or qualify the Notes for offering and sale under all applicable state securities or "blue sky" laws of such jurisdictions as the Underwriters may designate; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this subsection (vi), (B) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject, or (C) conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction.

            (viii)Cooperation. Until the earlier of (A) 90 days after the date hereof and (B) the date on which the Underwriters have completed the distribution of the Notes, the Company will, at the request of the Lead Underwriter and on at least 24 hours prior notice, participate by telephone in group conference call presentations and one-on-one presentations to potential buyers of Notes from the Underwriters; provided, however, that


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      the Lead Underwriter may not request the Company's participation in such presentations more than three times in the aggregate and not more than once during any consecutive 48 hour period, and provided further that the Company shall not be obligated to participate in any such presentations during a Black-Out Period. The Company's participation will be substantially consistent in scope and character with past practices of the Company in group conference call presentations and one-on-one presentations involving the sales of similar notes by the Company in underwritten or Rule 144A offering.

      (b) Covenants of the Underwriters.

            (i) Regulation M. Each Underwriter covenants with the Company that, with respect to any Notes purchased by such Underwriter hereunder that such Underwriter continues to own or hold at any time on or after the 90th day following the Closing Time, such Underwriter will, upon receipt of written notice from the Company of the Company's intention to bid for or purchase any Note or any security of the same class and series as the Notes (within the meaning of Regulation M promulgated by the Commission (or any successor or equivalent rule or regulation, "Regulation M")) or to take any other action, directly or indirectly, the taking of which would be proscribed by Regulation M during a distribution of the Notes, such Underwriter will, and will cause its "affiliated purchasers" (as defined in Rule 100 of Regulation M) to, cease distributing the Notes for such period of time as the Company may reasonably deem necessary so that the action or actions proposed to be taken, directly or indirectly, by it may be taken in full compliance with Regulation M.

            (ii) OID Notice. If the first price at which a substantial amount of the Notes are sold (other than to Underwriters or to persons acting in a similar capacity) is not greater than (A) 98.25% of par value or (B), if the first day on which a substantial amount of the Notes are sold (other than to Underwriters or to persons acting in a similar capacity) occurs on or after July 15, 2002, 98.5% of par value (as applicable, the "Applicable Issue Price"), as determined in the reasonable judgment of the Lead Underwriter, then each Underwriter shall promptly inform the Company of the aggregate amount of any Notes sold at a price equal to or less than the Applicable Issue Price.

      Section 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (a) the preparation, printing, delivery to the Underwriters and any filing of the Prospectus and any amendment or supplement thereto, (b) the preparation and delivery to the Underwriters of this Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Notes, (c) the preparation, issuance and delivery of the Global Note to The Bank of New York, as custodian, including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Notes to the Underwriters and any charges of DTC in connection therewith,
(d) the fees and disbursements of the Company's counsel, accountants and other advisors, (e) the fees and expenses of the Trustee, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, and (f) any fees payable in connection with the rating of the Notes. Each Underwriter will be responsible for the fees and disbursements of its counsel in connection with the preparation of this Agreement, the Indenture, the Notes and the Prospectus.


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      Section 5. Deliveries to Underwriters. The following items shall be delivered to each Underwriter at or before the Closing Time:

      (a) Opinion of Baker Botts L.L.P. The opinion, dated as of the Closing Time, of Baker Botts L.L.P., counsel for the Company, in the form set forth as Exhibit A hereto.

      (b) Opinion of Sherman & Howard L.L.C.. The opinion, dated as of the Closing Time, of Sherman & Howard L.L.C., special counsel for the Company, in the form set forth as Exhibit B hereto.

      (c) Opinion of Carter, Ledyard & Milburn. The opinion, dated as of the Closing Time, of Carter, Ledyard & Milburn, special counsel for the Company, in the form set forth as Exhibit C hereto.

      (d) Rating Letters. A letter, dated as of the Closing Time, from each of Moody's and S&P confirming that the Notes have been rated at least Baa3 by Moody's and BBB- by S&P.

      (e) Accountant's Comfort Letter. A letter dated the Closing Time, in form and substance satisfactory to the Underwriters from KPMG Peat Marwick LLP, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus.

      Section 6. Indemnification.

      (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

            (i) against any and all loss, liability, claim, damage and expense, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading, and against any and all loss, liability, claim, damage and expense, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and


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            (iii) against any and all expense, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

      provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter expressly for use in the Prospectus Supplement (or any amendment thereto); and provided, further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any allegation, untrue statement or omission if such allegation, untrue statement or omission was made in (A) any Prospectus used during any Black-Out Period or (B) any Prospectus used after such time as the obligation of the Company to keep the same current and effective has expired.

      (b) Indemnification of Company. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors and each of its officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Prospectus Supplement in reliance upon and in conformity with written information relating to a Underwriter furnished in writing to the Company by or on behalf of such Underwriter expressly for use in the Prospectus Supplement.

      (c) Actions against Parties; Notification. Each indemnified party shall give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, and the indemnifying party shall assume the defense thereof, including the employment of counsel satisfactory to the indemnified party and the payment of all expenses. Any omission to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Any such indemnified party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be such indemnified party's unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to the indemnified party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and indemnifying party, and the indemnified party shall have been advised by its counsel that there may be a conflict of interest between such indemnified party and indemnifying party in the conduct of the defense of such action (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (unless the members of such firm are not admitted to practice in a jurisdiction where an action is pending, in which case the indemnifying party shall pay the reasonable fees and expenses of one additional firm of attorneys to act as local counsel in such jurisdiction) at any time for all indemnified parties, which firm shall be designated in writing by the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (A) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      Section 7. Contribution. If the indemnification provided for in Section 6 hereof is unavailable to hold harmless an indemnified party (other than by reason of the first sentence of Section 6(c)) in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Notes pursuant to this Agreement or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Notes pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes pursuant to this Agreement (before deducting expenses) received by the Company and the transaction fee received by the Underwriters in connection with the purchase of the Notes (which fee is 0.625% of the aggregate principal amount of the Notes), bear to the aggregate initial offering price of the Notes.

      The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased and sold by it hereunder exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Notes set forth opposite their respective names in Schedule A hereto and not joint.

      Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Notes to the Underwriters.

      Section 9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, as follows:

      (a)   if to the Company:

                  Liberty Media Corporation
                  12300 Liberty Boulevard
                  Englewood, Colorado 80112
                  Attention: Charles Y. Tanabe, Esq.
                  Facsimile: (720) 875-5382

      (b)   if to the Underwriters:

                  Credit Suisse First Boston Corporation
                  1 Madison Avenue
                  New York, New York 10010
                  Attention: Transaction Advisory Group
                  Facsimile: 212-325-8278

                  With a copy (which shall not constitute notice) to:
                        Skadden, Arps, Slate, Meagher & Flom LLP
                        300 South Grand Avenue, 34th Floor
                        Los Angeles, California  90071
                        Attention: Nick P. Saggese
                        Facsimile: 213-687-5600

or to such other person or address as any party shall specify by notice in writing to the other party. All notices and other communications given to a party in accordance with the provisions of this Agreement shall be deemed to have been given (i) three business days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by telecopy (answer back received) or (iii) one business day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt requested. Notwithstanding the preceding sentence, notice of change of address shall be effective only upon actual receipt thereof.

      Section 10. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      Section 11. Amendment. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing among the Company and the Underwriters. No consent, waiver or similar act shall be effective unless in writing and signed by the party sought to be bound.

      Section 12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      Section 13. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      Section 14. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                                   Very truly yours,

                                                   LIBERTY MEDIA CORPORATION


                                                   By:
                                                      ----------------------
                                                      Name:
                                                      Title:

CONFIRMED AND ACCEPTED,
  as of the date first above written:


Credit Suisse First Boston Corporation

By:
   -----------------------------------

Salomon Smith Barney Inc.

By:
   -----------------------------------


TD Securities (USA) Inc.

By:
   -----------------------------------


J.P. Morgan Securities Inc.

By:
   -----------------------------------

                                   SCHEDULE A



                                                        Principal
                                                        Amount of
                 Name of Underwriter                      Notes
                 -------------------                      -----
 Credit Suisse First Boston Corporation.............    $ 118,900.000
 Salomon Smith Barney Inc...........................       39,634,000
 TD Securities (USA) Inc............................       39,633,000
 J.P. Morgan Securities Inc.........................       39,633,000
                                                        -------------
       Total........................................    $ 237,800,000
                                                        =============


                                     Sch A-1

                                   SCHEDULE B

                             Designated Subsidiaries


1.    Starz Encore Group LLC

2.    Liberty Digital, Inc.

3.    Liberty Cablevision of Puerto Rico


                                     Sch B-1

                                   SCHEDULE C

                            LIBERTY MEDIA CORPORATION
                                  $237,800,000
                          7-3/4% Senior Notes due 2009


      1. The purchase price to be paid by the Underwriters for the Notes shall be 100.268% of the principal amount thereof.

      2. The interest rate on the Notes shall be 7-3/4% per annum.

      3. The Notes shall be redeemable at the option of the Company as set forth in the terms of the Notes.


                                     Sch C-1